SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) - August 20, 2003

                                 ---------------

                               TRENWICK GROUP LTD.
             (Exact name of registrant as specified in its charter)

           Bermuda                      1-16089                  98-0232340
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)

      LOM Building, 27 Reid Street
       Hamilton, HM 11, Bermuda                                   Not Applicable
(Address of principal executive offices)                            (Zip Code)

                                 (441) 292-4985
              (Registrant's telephone number, including area code)

                                      None
             (Former name or address, if changed since last report)

Item 3. Bankruptcy or Receivership.

      On August 20, 2003, Trenwick Group Ltd. ("Trenwick"), LaSalle Re Holdings Limited ("LaSalle Re Holdings") and Trenwick America Corporation ("Trenwick America" and collectively with LaSalle Re Holdings and Trenwick, the "Debtors"), each filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). The proceedings are consolidated for administrative purposes only under Case Nos. 03-12635 through 03-12637. The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties, as "debtors-in-possession" under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

      Also on August 20, 2003, Trenwick and LaSalle Re Holdings filed insolvency proceedings in the Supreme Court of Bermuda (the "Bermuda Court"). On August 22, 2003, the Bermuda Court granted an order appointing Michael Morrison and John Wardrop, partners of KPMG in Bermuda and KPMG LLP in the U.K., as Joint Provisional Liquidators ("JPLs") in respect of Trenwick and LaSalle Re Holdings. The Bermuda Court granted the JPLs the power to oversee the continuation and reorganization of these companies' businesses under the control of their Boards of Directors and under the supervision of the Bankruptcy Court and the Bermuda Court. Neither KPMG nor the JPLs have audited the contents of this filing.

      Trenwick's insurance company subsidiaries, Trenwick America Reinsurance Corporation, The Insurance Corporation of New York, Dakota Specialty Insurance Company and LaSalle Re Limited, all of which are in runoff, and its Lloyd's operations are not subject to the proceedings in the Bankruptcy Court or the Bermuda Court and their operations continue.

      On August 20, 2003, Trenwick issued a press release relating to the foregoing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Item 5. Other Events and Required FD Disclosure.

      On September 2, 2003, Anthony S. Brown, Robert M. DeMichele, Joseph D. Sargent and Stephen R. Wilcox resigned from the Board of Directors of Trenwick. The Board of Directors elected Alan L. Hunte and Timothy R. Graham to the Board to serve until their successors are duly elected and qualified.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c) Exhibits.

      Exhibit No.       Description
      -----------       -----------

      99.1              Press Release of Trenwick Group Ltd. issued August 20,
                        2003.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            TRENWICK GROUP LTD.

                                            By:  /s/ Alan L. Hunte
                                                 -------------------------
                                            Title:  Executive Vice President
                                                    & Chief Financial Officer

Dated: September 4, 2003

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press Release of Trenwick Group Ltd. issued August 20, 2003.